FIRST AMENDMENT TO PURCHASE AND SALE

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is made this 22nd day of July, 2010, by and between GRUBB & ELLIS EQUITY ADVISORS, LLC, a Delaware limited liability company (“Buyer”) and the following parties: WHITE OAKS REAL ESTATE INVESTMENTS, LLC, a Missouri limited liability company (“White Oaks CG”), WHITE OAKS REAL ESTATE INVESTMENTS OF JOPLIN LLC, a Missouri limited liability company (“White Oaks Joplin”), WHITE OAKS REAL ESTATE INVESTMENTS OF COLUMBIA LLC, a Missouri limited liability company (“White Oaks Columbia”), and WHITE OAKS REAL ESTATE INVESTMENTS OF GEORGIA LLC, a Georgia limited liability company (“White Oaks Athens”). As the context requires, each of White Oaks CG, White Oaks Joplin, White Oaks Columbia and White Oaks Athens individually are generically referred to herein as a “Seller”, and collectively are referred to herein as “Seller”.

WITNESSETH

A. Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated June 18, 2010 relating to four (4) properties, three of which are located in the State of Missouri and one of which is located in the State of Georgia, and the other property described therein relating thereto (the “Agreement”).

B. Seller and Purchaser desire to amend the Agreement as provided in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. SUBSTITUTION OF ENTITY. White Oaks Real Estate Investments, LLC is the owner of the CG Real Property. Therefore, all references in Agreement to “White Oaks Real Estate Real Estate Investment of Cape Girardeau, LLC” are hereby deleted and replaced with “White Oaks Real Estate Investments, LLC”. By its execution of this Amendment, White Oaks Real Estate Investments, LLC, ratifies and confirms its agreement to be bound by the terms and conditions contained in the Agreement as modified by this Amendment.

2. EXTENSION OF DILIGENCE PERIOD.

A. CG Property, Athens Property and Joplin Property. Under the Agreement, the term “Due Diligence Period” is defined as the period beginning upon the execution of the Agreement and extending until July 22, 2010. The parties hereby agree that the Due Diligence Period with respect to the CG Property, the Athens Property and the Joplin Property is hereby extended to July 29, 2010. The rights and obligations of the parties with respect under the Agreement, including without limitation the rights and obligations with respect to the Earnest Money, that are established by the expiration of the Due Diligence Period shall be determined based upon the expiration of the Due Diligence Period as extended by this Amendment.

B. Columbia Property. The fourth (4th) sentence of Section 27 of the Agreement is hereby deleted and replaced with the following:

“Upon Buyer’s receipt of such notice, it shall have thirty (30) days to examine the title to and condition of the Columbia Property pursuant to Section 6 of this Agreement, and Buyer shall have all rights relative to the Columbia Property as set forth in Section 6 during said thirty (30) day period, including without limitation the unconditional right, for any reason or no reason, to terminate this Agreement with respect to the Columbia Property by giving written notice thereof to Seller before the expiration of said thirtieth (30th) day, in which event Buyer shall receive a refund of the Columbia Earnest Money (which right shall survive such termination), and all rights, liabilities and obligations of the parties under this Agreement with respect to the Columbia Property shall expire, except as otherwise expressly set forth herein.”

3. CLOSING DATE. As used in the Agreement, the term “Closing Date” with respect to the CG Property, the Athens Property and the Joplin Property shall mean August 23, 2010, subject to the extension set forth in Section 10 of the Agreement.

4. ENVIRONMENTAL REPRESENTATION. Section 11(l) of the Agreement is hereby deleted and replaced with the following:

“(l) Subject to Seller’s Disclosures, during the period of Seller’s ownership of the Real Property and Improvements, no Hazardous Substances have been generated, stored, released, treated or disposed of on, under, to, from or about the Real Property or Improvements in violation of any law, rule, legal requirement or regulation applicable to the Property which regulates or controls matters relating to the environment or public health or safety (collectively, “Environmental Laws”), and to Seller’s knowledge, prior to Seller’s ownership of the Real Property and Improvements, no Hazardous Substances have been generated, stored, released, treated or disposed of on, under, to, from or about the Real Property or Improvements in violation of any Environmental Laws. Subject to Seller’s Disclosures, Seller has not received any actual or threatened, written or verbal notice, demand or claim from (nor delivered any notice to) any federal, state, county, municipal or other governmental department, agency or authority, or any third party, nor is Seller aware of any circumstances that could give rise to any notice, demand or claim, concerning any petroleum product or other Hazardous Substance release, discharge or seepage. As used in this Agreement, the term “Seller’s Disclosures” shall mean those matters set forth in Schedule 11(l), attached hereto and incorporated by reference, and those matters contained in any of Seller’s Property Diligence Materials delivered to Purchaser at least one (1) business day prior to the expiration of the Due Diligence Period relative to each of the Properties. As used in this Agreement, the term “Hazardous Substances” shall mean any substance or material which is listed, defined or deemed to be a waste, contaminant or pollutant, or substance or material potentially harmful, hazardous or toxic to human health or safety or the environment pursuant to any Environmental Laws, including but without limitation, petroleum, petroleum based product and any petroleum constituent. To Seller’s best knowledge, there are no underground storage tanks located on the Athens Property, and there is only one underground storage tank located on each of the Cape Girardeau, Joplin and Columbia Properties, which underground storage tanks are only used, and have only been used, to store diesel fuel for operating the emergency generator at the Property. Should Purchase acquire a Property with actual knowledge that a representation or warranty of Seller set forth in this Section is untrue in any material respect, then Purchaser shall be deemed to have waived its right to recover from Seller any damages resulting from such breach of representation or warranty;”

5. MISCELLANEOUS. As amended by this Amendment, the parties hereto agree that the Agreement remains in full force and effect. This Amendment may be executed in multiple counterparts, each counterpart being executed by less than all of the parties hereto, and shall be equally effective as if a single original had been signed by all parties; but all such counterparts shall be deemed to constitute a single agreement, and this Amendment shall not be or become effective unless and until each of the signatory parties below has signed at least one such counterpart and caused the counterpart so executed to be delivered to the other party.

Signatures follow on the next page.

SELLERS’ SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

SELLERS:

“WHITE OAKS CG”:

WHITE OAKS REAL ESTATE INVESTMENTS, LLC,
a Missouri limited liability company

By: /s/ William K. Kapp
Name: William K. Kapp
Title: Chairman
Date July 22, 2010

“WHITE OAKS JOPLIN”:

WHITE OAKS REAL ESTATE INVESTMENTS
OF JOPLIN, LLC

a Missouri limited liability company

By: White Real Estate Investments, LLC
Its: Managing Member

By: /s/ William K. Kapp
Name: William K. Kapp
Title: Chairman

Date July 22, 2010

“WHITE OAKS COLUMBIA”:

WHITE OAKS REAL ESTATE INVESTMENTS
OF COLUMBIA, LLC

a Missouri limited liability company

By: White Real Estate Investments, LLC
Its: Managing Member

By: /s/ William K. Kapp
Name: William K. Kapp
Title: Chairman

Date July 22, 2010

“WHITE OAKS ATHENS”:

WHITE OAKS REAL ESTATE INVESTMENTS
OF ATHENS, LLC

a Georgia limited liability company

By: White Real Estate Investments, LLC
Its: Managing Member

By: /s/ William K. Kapp
Name: William K. Kapp
Title: Chairman

Date July 22, 2010

BUYER’S SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

BUYER:

“BUYER”:

GRUBB & ELLIS EQUITY ADVISORS, LLC,
A Delaware limited liability company

By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: President and Chief Executive Officer
Date: July 22, 2010